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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


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                                       FORM 8-K


                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                   (Date of Report)
                                   JULY 21, 1998

                            COMMISSION FILE NUMBER 0-12207

                                  PEGASUS GOLD INC.
                (Exact name of registrant as specified in its charter)


  PROVINCE OF BRITISH COLUMBIA                                        NONE
  (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                        Identification No.)

  601 W. FIRST AVE., SUITE 1500, SPOKANE, WASHINGTON        99201-3282
  (Address of principal executive offices)                  (Zip Code)


                                    (509) 624-4653
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER MATTERS

On July 17, 1998, Pegasus Gold Inc. (the "Company") filed a Plan of Reorganization with the U.S. Bankruptcy Court. A copy of the Plan of Reorganization may be obtained from the U.S. Bankruptcy Court for the District of Nevada, 300 Booth Street, Reno, Nevada 89509.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS.

  (a)     Financial statements - not applicable.

  (b)     Pro forma financial information - not applicable.

  (c)     Exhibits:


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                                       FORM 8-K

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PEGASUS GOLD INC.   (Registrant)





Date:     July 21, 1998            By:  /s/ Michelle G.  Viau
                                   ---------------------------------
                                   Michelle G.  Viau
                                   Vice President, Finance and
                                   Chief Financial Officer